                                                             OMB APPROVAL
                                                      --------------------------
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                                                      hours per response...12.75

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              BLUE VALLEY BAN CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                  MAY 19, 2004
                                    5:45 P.M.

                              BLUE VALLEY BAN CORP
                              135TH & MISSION ROAD
                              LEAWOOD, KANSAS 66224

[LOGO] Blue Valley Ban Corp

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 2004

The Annual Meeting of Stockholders of Blue Valley Ban Corp ("Blue Valley" or the "Company") will be held in the lobby at the Bank of Blue Valley office located at 13401 Mission Road (135th and Mission Road), Leawood, Kansas 66224 on May 19, 2004, at 5:45 p.m. to consider and vote on the following matters:

      1. The election of a director to hold office until the expiration of his three-year term, or until his successor shall be elected and qualified; and

      2.  The approval of the Company's 2004 Employee Stock Purchase Plan.

Only stockholders of record at the close of business on March 31, 2004, will be entitled to notice of, or to vote at, this meeting or any adjournments thereof.

It is important that your shares be represented at the meeting and we invite you to attend. However, if you are unable to personally attend, we urge you to exercise your right to vote by completing and returning the enclosed proxy in the envelope provided. If you are a stockholder of record and attend the meeting, you may revoke your proxy by voting in person.

                                            By Order of the Board of Directors,

                                            /s/ Patricia L. Day
                                            ------------------------------
                                            Patricia L. Day
                                            Corporate Secretary

The date of this notice is April 12, 2004.

PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY, regardless of the number of shares you may own and whether or not you plan to attend the meeting in person. You may revoke your proxy and vote your shares in person if revoked in accordance with the procedures described in the attached proxy statement.

                              BLUE VALLEY BAN CORP
                                   11935 RILEY
                           OVERLAND PARK, KANSAS 66225

                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement and the accompanying proxy will first be sent on or about April 12, 2004, to the stockholders of record of the common stock, par value one dollar ($1.00) per share, of Blue Valley Ban Corp ("Blue Valley" or the "Company") as of March 31, 2004 (the "record date"). The Company's Board of Directors (the "Board") is soliciting proxies to be used at the 2004 Annual Meeting of its stockholders and any adjournment thereof (the "Annual Meeting"), which will be held at 5:45 p.m. on May 19, 2004, in the Bank of Blue Valley office located at 135th & Mission Road, Leawood, Kansas, 66224.

Attendance at the Annual Meeting is limited to stockholders of record or their proxies, beneficial owners of Company common stock having evidence of such ownership, and guests of the Company.

Proxies are being solicited to give all stockholders of record an opportunity to vote on matters to be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on matters to be voted upon at the Annual Meeting.

Only record holders of the Company's common stock at the close of business on March 31, 2004 are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 2,296,911 shares of Company common stock issued and outstanding. Each share is entitled to one vote on each matter properly brought before the meeting. Shares can be voted at the meeting only if the stockholder is present or represented by a valid proxy.

Your vote is important. Since many stockholders cannot personally attend the meeting, a large number must be represented by proxy. Any stockholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by (i) written notice to the Corporate Secretary, (ii) a properly executed, later-dated written or electronic proxy, or (iii) voting by ballot at the Annual Meeting. The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If you sign the proxy but do not specify how you want your shares to be voted, your shares will be voted in the manner recommended by the board of directors on all matters subject to vote by proxy. Votes will be counted by the inspectors of the election appointed by the Chairman at the meeting.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on those matters according to their best judgment to the same extent as you would be entitled to vote. The Company does not anticipate that any other matters will be raised at the Annual Meeting.

SOLICITATION OF PROXIES

The Company will pay the cost of this solicitation of proxies. In addition to the use of the mails, proxies may be solicited personally, or by telephone by directors or by employees of the Company. In addition, the Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy materials to stockholders.

REQUIRED VOTES--ELECTION OF DIRECTOR NOMINEES

The board of directors of the Company is divided into three classes. At each annual meeting of stockholders, the director(s) constituting one class are elected for a three-year term.

Any shares not voted (whether by abstention, withheld votes, broker non-votes or otherwise) have no impact on the election of director(s) except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. If you sign the proxy but do not specify how you want your shares to be voted, your shares will be voted in favor of the election of each nominee listed on the proxy.

Each nominee must be elected by a plurality of the votes of the shares entitled to vote on the election of the director(s) and represented in person or by proxy at a meeting at which a quorum is present.

While it is not expected that the nominee will be unable to accept office, if for any reason he is unable to do so, the proxies will be voted for a substitute nominee selected by the Board of Directors of the Company.

REQUIRED VOTES--OTHER MATTERS

The approval of any other matter properly presented for a stockholder vote, including approval of the 2004 Employee Stock Purchase Plan, will be determined by a vote of the majority of the shares of common stock represented at the Annual Meeting; provided that a quorum is present. Voting on these matters will be one vote per share. Abstentions, withheld votes and broker non-votes have the same effect as voting against such matters. If you sign the proxy but do not specify how you want your shares to be voted, your shares will be voted to approve the 2004 Employee Stock Purchase Plan and accordingly to the discretion of the proxy holders as to any other matters.



                     (THIS SPACE INTENTIONALLY LEFT BLANK)

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company's common stock as of March 31, 2004 by (1) persons known by the Company to own of record or beneficially five percent or more of the outstanding common stock; (2) the Company's directors; (3) each of the executive officers of the Company named in the Summary Compensation Table; and
(3) all of the directors, nominees and executive officers of the Company as a group. Unless otherwise indicated, the address of each person listed below is c/o 11935 Riley, Overland Park, Kansas 66225-6128. This information has been prepared based upon the SEC's "beneficial ownership" rules. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of common stock beneficially owned.


                                                              Amount and Nature
                                                                of Beneficial              Percentage
 Name and Address of Beneficial Owner                              Ownership              of Class (2)
-------------------------------------                         -----------------           -------------
Robert D. Regnier                                                    572,887                  24.94    %
Donald H. Alexander                                                  150,032    (1)            6.53    %
Thomas A. McDonnell                                                  142,952                   6.22    %
Wayne A. Henry, Jr.                                                  131,880    (1)            5.74    %
C. Ted McCarter                                                       81,584    (1)            3.55    %
Mark A. Fortino                                                        8,600    (1)            0.37    %
Sheila Stokes                                                          4,600    (1)            0.20    %
Ralph J. Schramp                                                         600                   0.03    %
                                                              ----------------- ---       -------------
All directors and executive officers, 8 in
    number, as a group                                             1,093,135    (1)           47.58    %
                                                              ================= ===       =============


      (1) Includes options that are currently exercisable, or become exercisable within 60 days of March 31, 2004, to purchase from us the number of shares of common stock indicated for the following persons: Donald H. Alexander, 8,400; Wayne A. Henry, Jr., 12,400; C. Ted McCarter, 12,400; Mark A. Fortino, 3,000; and Sheila Stokes, 4,000.

      (2) Based on the number of shares of common stock outstanding on March 31, 2004, which was 2,296,911 shares.

           COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

The board of directors had four meetings during the last fiscal year. No director attended fewer than 75% of the meetings of the entire board or of the committees on which he or she served. The Company does not have a policy covering board member attendance at the Annual Meeting of Shareholders. However, four of the Company's five board members attended the 2003 Annual Meeting of Shareholders.

The board of directors has a standing Audit Committee appointed from among its members. In addition, the board of directors determined that Messrs. Henry and Alexander qualify as Audit Committee financial experts.

The board of directors does not have a standing Nominating Committee or Compensation Committee. The full board of directors nominates persons to serve as directors of the Company. The compensation of the executive officers and employees of the Company's subsidiary bank (the "Bank") is determined jointly by the full boards of directors of the Company and the Bank.

AUDIT COMMITTEE REPORT

The Company has an Audit Committee consisting of three "independent" directors, as defined by the listing standards of the American Stock Exchange, as well as two advisory members who are directors of the

Bank. The Audit Committee reports to the full board of directors in performing its responsibilities relating to our accounting, reporting and financial control practices. The Audit Committee has general responsibility for oversight of financial controls, as well as our accounting, regulatory and audit activities, and annually reviews the qualifications of our independent auditors. The Audit Committee operates pursuant to a written charter which was last revised and approved by the board of directors on March 31, 2004. As stated in the charter, the preparation, integrity, and fair presentation of the Company's financial statements are the responsibility of management, as are the establishment and maintenance of an internal control structure over financial reporting, and safeguarding and management of assets and ensuring compliance with federal and state laws and regulations. The Company's independent auditors are responsible for auditing the Company's financial statements and expressing an opinion on their conformity with accounting standards generally accepted in the United States of America.

During the year ended December 31, 2003, the Audit Committee met five times and the Audit Committee discussed with management and the independent auditors the interim financial information prior to public release.

In executing its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the independent auditor the independent auditor's independence, including but not limited to any relationships that may impact their objectivity and independence and satisfied itself as to the independent auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Pursuant to this review, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission.

Members of the Audit Committee:
Wayne A. Henry, Jr.
Donald H. Alexander
C. Ted McCarter
Harvey S. Bodker (advisory member)
Suzanne E. Dotson (advisory member)



                              INDEPENDENT AUDITORS

The Board of Directors, upon recommendation of its Audit Committee, has determined to continue the services of BKD, LLP for the current fiscal year ending December 31, 2004. BKD, LLP has served as independent auditor of the Company since 1989. Such services will include the audit of the financial statements of the Company for the fiscal year ending on such date, review of the Company's quarterly financial statements during that period and other appropriate services. A member of BKD, LLP will attend the annual meeting and will have the opportunity to make a statement if desired. Such member will also be available to respond to appropriate questions from the stockholders.



INDEPENDENT AUDITOR FEE INFORMATION

                                        2003        2002
                                       -----        ----
                                     (dollars in thousands)
Audit fees                              $ 98        $ 73
Audit-related fees                         6           2
Tax fees                                  15          15
All other fees                            98           3
                                       ------       ----
   Total                               $ 217        $ 93


Audit fees include amounts the Company paid to BKD, LLP for the audits of the Company's annual financial statements and reviews of the financial statements included in the quarterly reports on Form 10-Q. Audit-related fees include fees for the audit of the Company's profit-sharing plan. Tax fees include fees paid to BKD, LLP for the preparation and review of the Company's state and federal income tax returns. All other fees include amounts related to professional staffing for a data validation engagement.

EXECUTIVE COMPENSATION

The Summary Compensation Table below provides summary information concerning compensation that we paid or accrued during 2003, 2002 and 2001 to or on behalf of our Chief Executive Officer and the five other highest paid executive officers whose salary and bonus for 2003 was in excess of $100,000. None of our executive officers have employment contracts assuring continued employment.


                                                       ANNUAL COMPENSATION (1)
                                          -------------------------------------------------

                                                                                                    LONG-TERM
                                                                                               COMPENSATION AWARDS
                                                                                              ----------------------
                                                                                      OTHER   RESTRICTED   SECURITIES
                                                                                      ANNUAL    STOCK      UNDERLYING
       NAME AND PRINCIPAL POSITIONS                      YEAR    SALARY    BONUS (5)  COMP.(2)  AWARDS (4) OPTIONS
                                                         -----  --------- ---------- -------- ----------------------
Robert D. Regnier..................................      2003   $239,200   $ 80,000  $20,285    $54,000           -
    President, Chief Executive Officer and               2002    230,000    200,000   22,218          -       8,000
    Chairman of the Board of Directors of                2001    215,000    100,000   20,492          -      10,000
    Blue Valley; Chief Executive Officer and
    Director of the Bank

Mark A. Fortino....................................      2003   $114,400   $ 45,000  $13,243    $18,000          -
    Treasurer of Blue Valley; Senior Vice                2002    110,000     75,000   13,459          -       2,400
    President and Chief Financial Officer of             2001    100,000     50,000    9,609          -       3,000
    the Bank

Ralph J. Schramp...................................      2003   $93,600    $ 35,000  $ 8,391    $18,000           -
    Senior Vice President -- Commercial
    Division of the Bank

Sheila Stokes......................................      2003    $93,600   $ 45,000  $10,961    $18,000           -
    Senior Vice President -- Retail                      2002     90,000     40,000        -          -       2,400
    the Bank

Penny Hershman (3).................................      2003    $88,400   $ 15,000  $13,998          -           -
    Senior Vice President -- Retail Division of          2002     85,000     20,000   13,261          -       2,400
    the Bank                                             2001     85,000     12,500    9,018          -       3,000

John Markert (3)...................................      2003    $95,192   $239,240  $ 5,826          -           -
    Senior Vice President -- National Mortgage           2002    150,000    412,652   12,310          -           -
    Division of the Bank                                 2001    143,750    124,575    4,082          -       2,000

-----------------------

(1) The salary column does not include the cost to us of benefits executive officers receive in addition to salary and cash bonuses. Those amounts are included in the column "Other Annual Comp."
(2) Includes the amount of our contributions to our Profit Sharing Plan allocated to the accounts of each of the named executive officers.
(3) As of December 31, 2003, these individuals were no longer employed by the Company.
(4) Mr. Regnier was awarded 1,800 shares of restricted stock. Mr. Fortino, Mr. Schramp, and Ms. Stokes were each awarded 600 shares of restricted stock.
(5) Mr. Markert's bonus was calculated based upon a formula which took into account his division's financial performance. The bonus amounts for the other executive officers were awarded at the discretion of the Company's board of directors.

OFFICERS' BACKGROUND

MARK A. FORTINO has been Treasurer of Blue Valley, Blue Valley Investment and Blue Valley Building, and Senior Vice President and Chief Financial Officer of the Bank since May 1998. As such, he is responsible for oversight of all financial reporting and analysis for Blue Valley, as well as oversight of operations, human resources, mortgage secondary marketing, compliance, audit, information technology and administration. Mr. Fortino also serves on the Technology, Risk Management, Compliance and Communications/Moral Committees of the Bank. Mr. Fortino is a certified public accountant, and for ten years prior to joining Blue Valley, served in various positions, including Audit Manager, at Baird, Kurtz & Dobson (now BKD, LLP), a public accounting firm in Kansas City, Missouri. His prior experience includes bank consulting and auditing, bank mergers and acquisitions, public securities offerings and periodic SEC reporting. Mr. Fortino is a member of the Missouri Society of CPAs and the American Institute of CPAs. Mr. Fortino is also treasurer and serves on the Finance Committee of the Girl Scouts of Midcontinent Council and a member of the University of Kansas Accounting and Information Systems Advisory Board.

         RALPH J. SCHRAMP joined the Bank in 2002 and is currently Senior Vice President - Commercial Lending and Business Development. In this capacity, he is responsible for managing and directing the commercial credit sales efforts at all Bank locations. Mr. Schramp has over 28 years of banking experience in Iowa, Missouri, and Kansas. He began his banking career with Davenport Bank & Trust Company, Davenport, Iowa in 1972 to 1976. He served in several capacities with United Missouri Bank beginning in 1976, including President & CEO of United Missouri Bank of Blue Springs, Missouri from 1979 to 1983. He served as Senior Commercial Loan Officer at MidAmerican Bank & Trust Company, Roeland Park, Kansas from 1984 to 1986 and President and CEO of Truman Bank and Trust Company, Grandview, Missouri from 1986 to 1993. After holding lending and business development positions from 1993 to 1999 with Mercantile Bank, Kansas City, Missouri and Community Bank, Prairie Village, Kansas, Mr. Schramp spent three years as Vice President Finance & Administration for a manufacturing company in Grandview, Missouri.

         SHEILA STOKES has been with the Bank since 2001 as Senior Vice President heading the Bank's Retail Division. Ms. Stokes is responsible for all Retail sales and activities, Private Banking, Call Center, Consumer Lending, Marketing, and Signature Financial Services. Ms. Stokes has been employed in banking for twenty years with experience as a Personal Banker, Banking Center Manager and Regional Sales Manager. Most recently, she was Vice President, Regional Sales Manager at Bank of America, Kansas City from 1997 to 2001. Previously, she had served as Assistant Vice President, Banking Center Manager, Bank of America, Kansas City from 1991 to 1996, Assistant Cashier, Assistant Banking Center Manager, Bank of America from 1985 to 1990 and Part-time Personal Banker, Goppert Bank & Trust Company, Kansas City from 1981 to 1984.

EXERCISES OF STOCK OPTIONS

         The following table sets forth information with respect to the executive officers identified in the prior table concerning the exercise of options during 2003, and unexercised options held as of December 31, 2003.

                     AGGREGATED OPTION EXERCISES IN 2003 AND
                           2003 YEAR-END OPTION VALUES

                                       Number
                                       of Shares                   Number of Securities     Value of Unexercised In-the
                                       Acquired                   Underlying Unexercised     Money Options at Year-end
                                       Through        Value         Options at Year-End:                (1):
NAME                                   Exercise     Realized     Exercisable Unexercisable   Exercisable   Unexercisable
-----------------------------------    ---------    ---------    ----------- -------------    ------------- -------------
Robert D. Regnier..................     28,000      $145,000              -             -      $         -   $         -

Mark A. Fortino....................      6,800      $ 82,000          3,000          5,400     $    26,000   $    17,000

Ralph Schramp......................          -             -              -            600     $         -   $         -

Sheila Stokes......................          -             -          4,000          2,400     $         -   $    23,000

------------
(1) Shares of the Company's common stock are traded on the Over-The-Counter Bulletin Board; however, there were no trades on December 31, 2003. Management's estimate of the fair value of our common stock at December 31, 2003 was $25.17 per share based upon the last trade of 2003 which occurred on December 16, 2003.


2004 EMPLOYEE STOCK PURCHASE PLAN

In December 2003, our board of directors approved the Blue Valley Ban Corp 2004 Employee Stock Purchase Plan (the "Plan"). The Company is proposing the Plan for shareholder approval. The Plan, intended to qualify under Section 423 of the Internal Revenue Code of 1986, provides for the issuance of 100,000 shares of the Company's common stock (the "Stock") to be made available for purchase by eligible employees through payroll deductions.

We believe that employee equity ownership has been and shall continue to be a key contributing factor to the success of the Company as it provides an inducement to attract, retain and motivate high-performing employees.

The Plan is administered by our full board of directors and allows for employees to elect to have payroll deductions made on each payday during the offering period, February 1 of each year to the following January 31 (the "Offering Period"), to purchase Stock of the Company at a price, to be determined by the Board prior to each Offering Period, of at least 85 percent of the fair market value of a share of the Stock on the enrollment date or 85 percent of the fair market value of a share of the Stock on the last day of the offering period, if lower; but in no event less than the par value of the Stock. Purchases of the Stock will occur annually on the last day of the Offering Period.


DIRECTOR COMPENSATION

We pay each of our non-employee directors a fee of $1,500 for each meeting of our board of directors, and a fee of $350 for each committee meeting, that they attend in person. Directors are also eligible to receive stock options, restricted stock and deferred share unit grants under our 1998 Equity Incentive Plan. In 2003, each non-employee director of the Company received 600 shares of our restricted stock. Mr. Regnier received 1,800 shares of restricted stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All of our executive officers and employees are employed by the Bank and do not receive separate compensation for positions held with the Company, Blue Valley Investment Corp. Blue Valley Insurance Services, Inc. or Blue Valley Building Corp. Executive compensation is determined jointly by the full boards of directors of the Company and the Bank. During 2003, Robert D. Regnier, who is a director of the Company and the Bank, and President and Chief Executive Officer of the Company and the Bank, Mark A. Fortino, who is Senior Vice President and Chief Financial Officer of the Bank and Treasurer of the Company, participated in the deliberations of the boards of directors of the Company and the Bank concerning executive compensation for employees other than themselves. There are no other reportable compensation committee interlocks or insider participation matters.

                       PROPOSAL # 1: ELECTION OF DIRECTORS

The Company's directors are divided into three classes as nearly equal in number as the total number of directors constituting the entire board of directors permits. At each annual meeting, the directors of each class are elected to serve a three-year term, and continue to hold office until their successors are elected and qualified. One Class I Director is to be elected at the Annual Meeting, to serve until expiration of his three-year term at the Company's 2007 Annual Meeting of Stockholders or until his successor shall be elected and qualified. The persons named in the accompanying Proxy will vote the shares represented by the Proxy for the election of the following:


                              NOMINEES FOR ELECTION

Class I Director: Term expiring in 2007
     NAME                                 AGE           POSITION WITH THE COMPANY          COMPANY DIRECTOR
                                                                                              SINCE
     Wayne A. Henry, Jr.                 50      Director of the Company                       1992


WAYNE A. HENRY, JR. has been a director of Blue Valley since 1992. Mr. Henry has also been the President and Treasurer and a director of Personal Financial Designs, Inc. in Holden, Missouri, a registered investment advisory firm providing portfolio management and financial planning services, since 1986. Mr. Henry is a licensed financial planning practitioner and has served on the board of directors of the Kansas City Chapter of the International Association of Financial Planning and as President and Chairman of the Heart of America Society of the Institute of Certified Financial Planners.

The Board of Directors recommends a vote "FOR" the election of Mr. Henry.


                      DIRECTORS WHO WILL CONTINUE IN OFFICE

Class II Director: Term expiring in 2005

     C. Ted McCarter                     67      Director of the Company and Chairman of
                                                 the Board of Directors of the Bank            1992
     Donald H. Alexander                 65      Director of the Company and of the Bank       1992


Class III Directors: Terms expiring in 2006

     Robert D. Regnier                   56      President, Chief Executive Officer and
                                                 Chairman of the Board of Directors of
                                                 the Company; President, Chief Executive
                                                 Officer and Director of the Bank              1989
     Thomas A. McDonnell                 58      Director of the Company                       1996

Below we have provided information regarding the principal occupations and business experience of each director of the Company named above. Unless otherwise indicated, each person has held the indicated positions for at least the past five years. Except as otherwise indicated below, there are no reportable family relationships among our directors and executive officers.

ROBERT D. REGNIER has been a director and the President and Chief Executive Officer of Blue Valley and the Bank since their formation in 1989. He has also been the sole director and President and Chief Executive Officer of Blue Valley Investment Corp. since its formation in 1995, of Blue Valley Building Corp. since its formation in 1994, and Chairman of Blue Valley Insurance Services,
Inc. since its formation in 2003.   Prior to forming Blue Valley, Mr. Regnier
held various managerial positions with Boatmen's Bank and Trust and Boatmen's First National Bank of Kansas City. Mr. Regnier has nearly 30 years of experience in a number of banking areas, including lending, investments, personnel, administration, trust, operations, new business development and mergers.

THOMAS A. MCDONNELL has been a director of Blue Valley since 1996. Mr. McDonnell has also served as Chief Executive Officer of DST Systems, Inc. in Kansas City, Missouri, a provider of information processing and software services to the financial services industry, since 1984, and as a director of DST since 1971. From August 1983 to November 1995, Mr. McDonnell was Executive Vice President and a director of Kansas City Southern Industries, Inc. in Kansas City, Missouri, a holding company and the former parent of DST. Mr. McDonnell has also been a director of Informix Corp. in Menlo Park, California, a developer, manufacturer and marketer of relational database management systems, connectivity interfaces and gateways, since 1988; a director of BHA Group, Inc. in Kansas City, Missouri, a manufacturer of pollution control devices, since 1993; a director of Computer Sciences Corporation in El Segundo, California, an information technology company, since 1997; a director of Euronet Services, Inc. in Budapest, Hungary, an operator of automatic teller machines, since 1997; and a director of Janus Capital Corporation in Denver, Colorado, a registered investment advisor, since 1985.

C. TED MCCARTER has been a director of Blue Valley since 1992. Mr. McCarter has also been the Chairman of the board of directors of the Bank and a member of the Loan Committee, Trust Committee and Audit Committee of the Bank since 1990. He has served as the Chairman of Agency Premium Resource in Lenexa, Kansas, an insurance premium finance company, since 1990; the Chairman and President of Valley Investment Co. in Mission Woods, Kansas, a consulting company, since 1990; a director and co-owner of Huebert Fiberboard Co. in Boonville, Missouri, a manufacturing company, since 1996; and a director and co-owner of Emco Specialty Products, Inc. in Kansas City, Kansas, a manufacturing company, since 1996. Mr. McCarter has a background in commercial banking, having served as President, Chief Executive Officer, and director of Boatmen's Bank in Kansas City from 1974 to 1990.

DONALD H. ALEXANDER has been a director of Blue Valley and member of its Audit Committee since 1992. Mr. Alexander has also been a director of the Bank since its formation in 1989. Mr. Alexander is a private investor with a background in commercial banking. In addition to his positions with Blue Valley and the Bank, Mr. Alexander has also been Chairman of Ventaire Corporation in Tulsa, Oklahoma, a metal fabrication company, since 1989; Chairman of Tulsa Power, LLC in Tulsa, Oklahoma, a machinery fabrication company, since 1998; Chairman of Huebert Fiberboard Corp. in Boonville, Missouri, a manufacturing company, since 1996; a director of BHA Group, Inc. in Raytown, Missouri, an air pollution control equipment manufacturer, since 1986; and President and director of Alexander & Associates, Inc. in Kansas City, Missouri, a private investment company, since 1987.



    PROPOSAL # 2: APPROVAL OF THE COMPANY'S 2004 EMPLOYEE STOCK PURCHASE PLAN

We believe that employee equity ownership has been and shall continue to be a key contributing factor to the success of the Company.

The Board of Directors recommends a vote "FOR" the approval of the plan.

                                  OTHER MATTERS

The Board of Directors knows of no matters expected to be presented for consideration at the Annual Meeting that are not described herein. However, if other matters properly come before the meeting, persons named in the accompanying form of proxy may vote thereon in accordance with their best judgment.

                COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires every director, officer and person owning directly or indirectly more than 10% of any class of equity security which is registered pursuant to
Section 12 of the Exchange Act, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Because the Company's equity securities are not registered pursuant to Section 12 of the Exchange Act, such beneficial ownership reporting requirements are not applicable.


        STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

PROPOSALS IN THE COMPANY'S PROXY STATEMENT
Stockholder proposals submitted for inclusion as a stockholder proposal in the Company's proxy materials for the 2005 Annual Meeting of Stockholders must be received by the Company at its office at 11935 Riley, Overland Park, Kansas 66225 no later than one hundred twenty (120) days before the mailing date of the proxy statement for the 2004 Annual Meeting of Stockholders (no later than December 21, 2004).

PROPOSALS TO BE INTRODUCED AT THE ANNUAL MEETING BUT NOT INTENDED TO BE INCLUDED IN THE COMPANY'S PROXY STATEMENT

A stockholder intending to introduce a proposal to nominate a director at the 2005 Annual Meeting of Stockholders, but not intending the proposal to be included in the Company's proxy materials, should give notice to the Company's Secretary no later than February 18, 2005.

                       By Order of the Board of Directors




                              /s/ Robert D. Regnier
                Chairman of the Board and Chief Executive Officer
                                 April 12, 2004

                                                                      APPENDIX A

                              BLUE VALLEY BAN CORP

                             AUDIT COMMITTEE CHARTER





I.       ORGANIZATION

         There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall consist of three or more independent directors of Blue Valley Ban Corp (the Company), meaning that each director shall not be an officer or employee of the Company, but shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. When a member of the Audit Committee is a party to any relationship that might call into question such member's independence, as when such member has a short-term consulting contract with a major customer, the member should recuse himself from any decisions that might be affected by the relationship.

         The following persons are not considered independent:

         (1) A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

         (2) A director who accepts compensation from the Company or any of its affiliates during the previous fiscal year, other than compensation for board service;

         (3) A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (4) A director who is a partner in, or a controlling stockholder or an executive officer of, and for profit business organization from which the Company or any of its affiliates received payments (other than those arising from investments in the Company's securities or repayments of borrowings to the Company or any of its affiliates) that exceed 5% of the Company's or business organization's consolidated gross revenue for that year, or $200,000, whichever is more; or

         (5) A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         (6) A director who is, or has an immediate family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.

         The Board of Directors of the Company may also designate members of the Board of Directors of the Company's wholly owned subsidiary, Bank of Blue Valley, as nonvoting advisory members of the Audit Committee.

                                                                      APPENDIX A

         All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a financial institution's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable time after their appointment to the Audit Committee, and at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The members of the Audit Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors to serve a term of 1year or until their successors shall be duly elected and qualified. The Board of Directors will appoint a Chair to preside at the Audit Committee meetings and schedule meetings as appropriate. The Chairman shall be responsible for Committee leadership, including scheduling and presiding over meetings and making regular reports to the Board of Directors. In the event the chairman is unable to attend a meeting, he may appoint an alternate to assume his responsibilities.

         A simple majority, in person or conference, constitutes a quorum.

         The committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices with full access to all Company books, records, facilities and personnel.

         The Committee may engage independent counsel or other advisors, as it determines necessary to carry out its duties.



I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors has established; and the Company's auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster compliance with, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are as follows:

         - To serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

         - To review and appraise the audit efforts of the Company's independent auditors and internal auditing functions.

         - To provide an open avenue of communication among the independent auditors, financial and senior management, the Internal Auditing Department, and the Board of Directors.

         - To report committee actions and make appropriate recommendations to the full Board of Directors.

         - To do whatever else the law, the Company's charter or bylaws or the Board of Directors requires.

                                                                      APPENDIX A



         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.



III.     MEETINGS

         The Audit Committee shall meet at least four times a year and at such times as requested by the Chair. The Chair of the Audit Committee shall prepare or approve an agenda in advance of each meeting. The Company's chief executive officer, chief financial officer, supervisor of the internal audit function, outside legal counsel, and representatives from the independent auditors may be invited to any meetings. Other management may be invited as necessary. Non-committee members may be excused from attendance at any meeting or portion of any meeting by the Chair. No member of the Audit Committee shall vote on any matter as to which his or her independence may be in question.

         As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of Internal Audit and the independent auditors in separate executive sessions to discuss any matter that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or its Chair should meet with the independent auditors and management quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.



IV.      RESPONSIBILITIES

         To fulfill its duties and responsibilities the Audit Committee shall:

Financial Statements

         1. Review the Company's audited financial statements prior to the filing of the Company's Annual Report on Form 10-K.

         2. Review the Company's quarterly financial results prior to the filing of the Company's Quarterly Report on Form 10-Q.

         3. Review, as appropriate, any other material financial information submitted to any governmental or public body, including any certification, report, opinion, or review rendered by the independent auditors but not including any tax returns.

         4. In connection with the Company's year-end financials, discuss with financial management and the independent auditors significant issues regarding accounting principals, practices and judgments and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 61.

         5. In connection with the Company's interim financials, discuss with financial management and independent auditors any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 71. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of the quarterly review and communication.

         6. Consider and approve, if appropriate, significant changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the director of Internal Auditing.

                                                                      APPENDIX A




         7. Review and cause action to be taken, as appropriate, for (1) complaints received by the Company regarding accounting, internal accounting controls, auditing matters, and (2) confidential submissions by employees regarding questionable accounting or auditing methods.

Independent Auditors

         8. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the Company's stockholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

         9. Ensure annual receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

         10. Ensure receipt of written confirmation from the independent auditors that they are registered with the Public Company Accounting Oversight Board ("Public Oversight Board") and are in compliance and in good standing with the Public Oversight Board.

         11. Actively engage in dialogue with the independent auditors and legal counsel with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

         12. Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors.

         13. Meet with the independent auditors to review the scope of the proposed audit for the current year, the audit procedures to be utilized, the location, reliance on management, and staffing for the audit.

         14. Approve, in advance, engagement of the independent auditors to perform audit services. In addition, approve, in advance, any non-audit service, including tax services, unless the aggregate amount of all such non-audit services provided to the issuer constitutes not more than 5 percent of the total amount of revenues paid by the issuer to its auditor during the fiscal year in which the nonaudit services are provided.

              (1) The audit committee of an issuer may delegate to 1 or more designated members of the audit committee who are independent directors of the board of directors, the authority to grant preapprovals required by this section. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full audit committee at each of its scheduled meetings.

         15. Following each audit by the independent auditors, obtain from the independent auditors assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

         16. Supervise the coordination of the internal and external audits in a manner designed to produce completeness of coverage, reduce redundancy and use audit resources effectively.

Internal Controls

         17. Review, as appropriate, with the independent accountant and the director of Internal Audit, the adequacy of the Company's internal controls, including computerized information system controls and security, and any significant findings and recommendations made by the

                                                                      APPENDIX A


              independent accountant or director of Internal Audit, together with management's responses to them.

         18. Meet periodically with management, the director of Internal Auditing and the independent auditor regarding significant risks and exposures and assess management's steps to minimize them.

         19. Meet periodically with management, the primary independent auditor, and the director of Internal Audit if any thinks there might be a need to engage additional auditors. The Audit Committee will determine whether to engage an additional firm and, if so, which one.


Internal Audit

         20. The Audit Committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the director of Internal Audit.

         21. Review the regular Internal Audit reports with management's response.

         22. Review, as appropriate, with the director of Internal Audit, the Internal Auditing Department's charter, organization, activities, independence, budget and staffing, and whether the Internal Auditing Department has complied with the Institute of Internal Auditing's Standards for the Professional Practice of Internal Auditing.

         23. Review, as appropriate, any difficulties the Internal Auditors encountered while conducting audits, including any restrictions on the scope of their work or access to required information, and any changes to the planned scope of management's Internal Audit plan that the Audit Committee thinks advisable.

Compliance

         24. Review the effectiveness of the system for monitoring compliance with laws and regulations, management responses, and follow-up of any instances of noncompliance.

         25. Review the findings of any examinations by regulatory agencies and any auditor observations.

         26. Obtain regular updates from management, internal audit, compliance, independent auditors, and company legal counsel regarding compliance matters.

Proxy Statement

         27. Approve the report of the Audit Committee required by the rules of the SEC to be included in the Company's annual proxy statement.

         28. Oversee the publication of this Charter at least every three years in the Company's annual proxy statement in accordance with SEC regulations.

Ethical Compliance

         29. Establish, review and update periodically a Code of Ethical Conduct (the "Ethical Code").

         30. Review management's monitoring of the Company's compliance with the Ethical Code.

                                                                      APPENDIX A



         31. Obtain reports from management, the Company's director of Internal Audit and the independent auditor that the Company's subsidiary entities are in conformity with applicable legal requirements and the Company's Ethical Code.

         32. Advise the Board of Directors on the Company's policies and procedures regarding compliance with the Ethical Code.

Miscellaneous

         33. Review and reassess the adequacy of this Charter at least annually.

         34. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies related to financial matters or the Ethical Code and any material reports or inquiries related to financial matters that are received from regulators or governmental agencies.

         35. Periodically conduct a self-assessment of the Audit Committee's performance.

         36. Advise the Board of Directors on the Company's policies and procedures regarding compliance with applicable laws and regulations related to financial matters.

         37. Review, as appropriate, policies and procedures regarding officers' expense accounts and perquisites, including the use of corporate assets, and consider the results of any review of those areas by the director of Internal Audit or the independent accounts.

         38. Submit the minutes of all meetings of the Audit Committee to, and discuss the matters discussed at each Audit Committee meeting with, the Board of Directors, as appropriate.

         39. Discuss with management proper review systems to see that the Company's financial statements, reports and other financial information are disseminated to governmental organizations and the public in accordance with legal requirements.

         40. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

V.       CONCLUDING STATEMENT

         While the Audit Committee has the responsibilities and powers set forth in this Charter, management is ultimately responsible for:

         - The preparation, integrity, and fair presentation of the Company's financial statements

         - Establishing and maintaining an internal control structure over financial reporting, and safeguarding and management of assets

         -    Ensuring compliance with federal and state laws and regulations

PROXY                                                                      PROXY

                              BLUE VALLEY BAN CORP

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN
                    IN THE ENCLOSED PREPAID ENVELOPE PROMPTLY

The undersigned hereby constitutes and appoints Patricia L. Day and Mark A. Fortino, and each or any of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the Annual Meeting of Stockholders of Blue Valley Ban Corp to be held at the Bank of Blue Valley banking center located at 13401 Mission Road (135th and Mission Road), Leawood, Kansas 66224, on Wednesday, May 19, 2004, at 5:45 p.m. and at any adjournments or postponements thereof, and in connection therewith to vote all of the shares of Blue Valley Ban Corp's common stock which the undersigned would be entitled to vote, as set forth below. This proxy revokes all prior proxies given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH BELOW.

PROPOSAL 1:  ELECTION OF DIRECTOR -- NOMINEE IS:  WAYNE A. HENRY, JR.

|    |   FOR NOMINEE         |    |     WITHHOLD AUTHORITY FOR NOMINEE


PROPOSAL 2:  APPROVAL OF THE COMPANY'S 2004 EMPLOYEE STOCK PURCHASE PLAN.

|    |   FOR               |     |  AGAINST          |     |  ABSTAIN

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BY THE UNDERSIGNED ON THIS PROXY. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE NOMINEE FOR DIRECTOR, FOR PROPOSAL 2, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

NO PROPOSAL IS CONDITIONED UPON THE APPROVAL OF ANY OTHER PROPOSAL.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated:   __________________________, 2004

Signature:        _________________________________

Signature:        _________________________________

Important: Please date this Proxy; sign exactly as your name(s) appear hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.